Exhibit 10.45

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

SECOND AMENDMENT TO LICENSE AGREEMENT

This SECOND AMENDMENT TO LICENSE AGREEMENT (this “Amendment”), is effective as of the date signed by the last Party to sign below (the “Amendment Effective Date”), and is made by and between Bristol-Myers Squibb Company (“BMS”), and Q32 Bio Inc. (the “Company”). BMS and the Company may each be referred to herein as a “Party” or collectively as the “Parties”.

WHEREAS, AdMIRx Inc. and BMS entered into that certain License Agreement, dated as of September 14, 2019 (as amended to date, the “License Agreement”);

WHEREAS, AdMIRx Inc. changed its name to Q32 Bio Inc. on March 20, 2020;

WHEREAS, pursuant to Section 15.16 of the License Agreement, no waiver, modification, release or amendment of any obligation under the License Agreement shall be valid or effective unless in writing and signed by the Company and BMS; and

WHEREAS, the Company desires to enter into a partnering, collaboration, or acquisition agreement with a third party with respect to the program covered by the License Agreement, and to facilitate the Company’s entry into such agreement, the Company and BMS desire to agree to the waiver and amendment to the License Agreement set forth in this Amendment.

NOW, THEREFORE in consideration of the foregoing and the mutual agreements set forth below and other good and valuable consideration, the Parties agree as follows:

1.	Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the License Agreement.

2.

BMS hereby irrevocably waives any and all rights set forth in Sections 5.7.1 and 5.7.2 of the License Agreement with respect to any ROFN in Sections 5.7.1 and 5.7.2 of the License Agreement and the License Agreement is hereby amended to terminate Section 5.7 of the License Agreement in its entirety.

3.	Except to the extent waived or amended by this Amendment, the terms and provisions of the License Agreement shall remain in full force and effect.

4.

This Amendment shall be governed by, enforced, and shall be construed in accordance with the laws of the State of New York without regard to its conflicts of law provisions (other than section 5-1401 of the New York General Obligations Law).

5.

This Amendment may be executed in counterparts with the same effect as if both Parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. Signatures to this Amendment transmitted by email in “portable document format” (“.pdf”), or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Amendment shall have the same effect as physical delivery of the paper document bearing original signature.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their respective duly authorized officers as of the Amendment Effective Date.

Q32 BIO INC.

By:	/s/ Michael Broxson
(Signature)

Name:	Michael Broxson

Title:	CEO

Date:	July 26, 2022

BRISTOL-MYERS SQUIBB COMPANY

By:	/s/ Robert Plenge
(Signature)

Name:	Robert Plenge

Title:	SVP

Date:	July 26, 2022

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